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                                                                 EXHIBIT 10.19

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                                    WARRANT
               To Purchase Shares of Series B Preferred Stock of
                      First Virtual Holdings Incorporated

        THIS CERTIFIES that, for value received First USA Merchant Services, Inc. ("First USA"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from First Virtual Holdings Incorporated, a Wyoming corporation (the "Company"), that number of fully paid and nonassessable shares of the Company's Series B Preferred Stock at the purchase price per share as set forth in Section 1 below ("Exercise Price"). The number of shares and Exercise Price are subject to adjustment as provided in Section 10 hereof.

        1.  Number of Shares; Exercise Price; Term.

                (a) Subject to adjustments as provided herein, this Warrant is exercisable for 475,734 shares (the "Shares") of the Company's Series B Preferred Stock at a purchase price of $.01 per share; provided that from and after the time of a firm commitment underwritten public offering of the Company's Common Stock (the "Common Stock") pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company to the public at an offering price to the public of at least $7.50 per share (as adjusted for stock splits, stock dividends, reclassifications, and like events) and in which the aggregate gross proceeds received by the Company (net of underwriting discounts) equal or exceed $10,000,000 (a "Qualified Offering"), the Warrant will be exercisable for the number of shares of Common Stock or other securities into which the Shares would have been converted upon the occurrence of such event under the Restated Articles as in effect on the date hereof, with the exercise price per share being appropriately adjusted.

                (b) Subject to the terms and conditions set forth herein, including but not limited to Section 1(c) hereof, this Warrant shall be exercisable during the term commencing on the date of this Warrant and ending at 5:00 p.m., Dallas time on March 4, 2001.

                (c) In connection with the closing of any sale by the Company of no less than 50,000 shares of its capital stock (as adjusted for stock splits, stock dividends and similar events) (a "Subsequent Offering"), the number of Shares for which this Warrant is exercisable shall be reduced by 25% of the number of shares sold in the Subsequent Offering ten (10) days after the Company provides First USA with notice of the closing of such Subsequent Offering. This

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Section 1(c) shall terminate and be without further force or effect immediately subsequent to the closing of a Qualified Offering.

                (d) The Company shall provide notice to the holder of this Warrant of any firm commitment underwritten public offering of the Common Stock no less than ten (10) days prior to the closing of such offering.

        2. Title to Warrant. This Warrant and all rights hereunder are transferable, in whole or in part, but only with the prior written consent of the Company, which shall not be unreasonably withheld or delayed, provided that the prior consent of the Company shall not be required for any transfer to affiliates of First USA. Transfers shall occur at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

        3. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time, or from time to time, during the term hereof as described in
Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the holder hereof, at the office of the Company in San Diego, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and subject to Section 4 hereof, upon payment of the purchase price of the shares thereby purchased by (i) company or certified or official bank check, (ii) cancellation of any debt owed by the Company to the holder, or (iii) cancellation of Warrants, valued at fair market value of the underlying securities as determined in good faith by the board of directors of the Company with due reference to then current market prices. If the holder surrenders a combination of cash or cancellation of any debt owed by the Company to the holder or Warrants, the holder will specify the respective number of shares of Preferred Stock to be purchased with each form of consideration, and the foregoing provisions will be applied to each form of consideration with the same effect as if the Warrant were being separately exercised with respect to each form of consideration; provided, however, that the holder may designate that any cash to be remitted to the holder in payment of debt be applied, together with other monies, to the exercise of the portion of the Warrant being exercised for cash. The holder of this Warrant shall be entitled to receive a certificate for the number of shares so purchased and, if this Warrant is exercised in part, a new Warrant for the unexercised portion of this Warrant. The Company agrees that, upon exercise of this Warrant in accordance with the terms hereof, the shares so purchased shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

        Certificates for shares purchased hereunder and, on partial exercise of this Warrant, a new Warrant for the unexercised portion of this Warrant shall be delivered to the holder hereof as promptly as practicable after the date on which this Warrant shall have been exercised.

        The Company covenants that all shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, be fully paid and nonassessable and free from all taxes, liens and


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charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

        4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such holder would otherwise be entitled, such holder shall be entitled, at its option, to receive either
(i) a cash payment equal to the excess of fair market value for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the holder) or (ii) a whole share if the holder tenders the Exercise Price for one whole share.

        5. Charges, Taxes and Expenses. Issuance of certificates for shares upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant (with the prior written consent of the Company); provided, however, that in the event certificates for shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof and the Notice of Exercise attached hereto as Exhibit A duly completed and executed and stating in whose name and certificates are to be issued; and provided further, that such assignment shall be subject to applicable laws and regulations. Upon any transfer involved in the issuance or delivery of any certificates for shares of the Company's securities, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

        6. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights, dividend rights or other rights as a shareholder of the Company prior to the exercise hereof.

        7. Exchange and Registry of Warrant. The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

        8. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

        9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a

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Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

        10. Adjustments and Termination of Rights. The purchase price per share and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

                (a) Merger. If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder after the merger or consolidation.

                (b) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

                (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                (d) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to 10(c) above, the number of shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Exercise Price immediately after such adjustment.

        11. Notice of Adjustments: Notices. Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 10 hereof, the Company shall issue a certificate signed by its Chief Executive Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect


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to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant.

        12.  Miscellaneous

             (a) GOVERNING LAW. THIS WARRANT SHALL BE BINDING UPON ANY SUCCESSORS OR ASSIGNS OF THE COMPANY. THIS WARRANT SHALL CONSTITUTE A CONTRACT UNDER THE LAWS OF DELAWARE AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES.

             (b) Restrictions. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

             (c) Attorney's Fees. In any litigation, arbitration or court proceeding between the Company and the holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

             (d) Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the then holders of Warrants exercisable for a majority of the shares of the Company's Preferred Stock (or other securities or property, as the case may be) then issuable upon exercise of all outstanding unexercised Warrants.

             (e) Notice. Any notice required or permitted hereunder shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by certified mail, postage prepaid and addressed to the party to be notified at the address indicated below for such party, or at such other address as such other party may designate by ten-day advance written notice.

        IN WITNESS WHEREOF, First Virtual Holdings Incorporated has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: April 22, 1995


                                     FIRST VIRTUAL HOLDINGS INCORPORATED

                                     By: /s/ Lee H. Stein
                                         ---------------------------------------

                                     Title: Chairman and Chief Executive Officer
                                            ------------------------------------


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WARRANT HOLDER:

First USA Merchant Services, Inc.
1601 Elm Street, 47th Floor
Dallas, TX 75201



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
                                   EXHIBIT A

                               NOTICE OF EXERCISE


To:     First Virtual Holdings Incorporated

        1. The undersigned hereby elects to purchase ___________________ shares of Series B Preferred Stock ("Stock") of First Virtual Holdings Incorporated (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price and any transfer taxes payable pursuant to the terms of the Warrant, together with an Investment Representation Statement in the form attached as Exhibit C to the Warrant.

        2. The undersigned understands the instruments evidencing the Stock may bear one or all of the following legends:

        (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

        (b)     Any legend required by applicable state law.

        3. Please issue a certificate or certificates representing said shares of Stock in the name of the undersigned:


                                             ----------------------------------
                                                           [Name]

        4. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned:


                                             ----------------------------------
                                                           [Name]


----------------------------------           ----------------------------------
             [Date]                                     [Signature]


EXHIBIT A-1

                                   EXHIBIT B

                                ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

-------------------------------------------------
(Please Print)

whose address is
                ---------------------------------
                          (Please Print)

-------------------------------------------------


Dated:                                 , 19
      ---------------------------------    ------

                                      Holder's Signature:
                                                         -----------------------

                                      Holder's Address:
                                                       -------------------------

                                      ------------------------------------------

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT B-1

                                   EXHIBIT C

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER        :         First USA Merchant Services, Inc.

COMPANY          :         First Virtual Holdings Incorporated

SECURITIES       :         _____________ shares of Series B Preferred Stock

DATE             :         ____________________, 199__

In connection with the purchase of the above-listed Securities, the undersigned, the Purchaser, represents to the Company the following:

        (a) The above-listed Securities are being sold by the Company in reliance upon the Purchaser's representations and covenants made in this in this Investment Representation Statement. The Purchaser represents that the Securities to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or "distribution" of any part thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

        (b) The Purchaser understands and acknowledges that the sale of the Securities will not, and any issuance of Common Stock on conversion thereof may not, be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt pursuant to section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on the Purchaser's representations set forth herein.

        (c) The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

        (d) Without limiting the effect of any representation or warranty made by the Company in that certain Series B Preferred Stock Purchase Agreement dated December 22, 1995 (the "Purchase Agreement") by and between the Company and the Purchaser as of the date of such Purchase Agreement, the Purchaser represents that it is able to fend for itself in transactions such as the one contemplated by this Warrant, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company, and has the ability to bear the economic risks of the investment.

        (e) The Purchaser acknowledges and understands that the Securities, and any Common Stock acquired upon the conversion thereof, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is

EXHIBIT C-1
available, and that, except as otherwise provided in the Shareholder Rights Agreement dated December 22, 1995 among the Company and certain shareholders thereof, the Company is under no obligation to register either the Shares or Common Stock.

                (f) The Purchaser acknowledges that it is familiar with Rule 144 promulgated under the Securities Act.

                (g) The Purchaser acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of its stock.

                (h) The Purchaser covenants that, in the absence of an effective registration statement covering the stock in question, it will sell, transfer, or otherwise dispose of the Securities and any Common Stock issued on conversion thereof only in a transaction registered under the Securities Act or exempt from the registration provisions thereof. In connection therewith, the Purchaser acknowledges that the Company shall make a notation on its stock books regarding the restrictions on transfer set forth in this Investment Representation Statement and shall transfer shares on the books of the Company only to the extent not inconsistent therewith.

                (i) Without limiting the effect of any representation or warranty made by the Company in the Purchase Agreement, the Purchaser represents that, it has received and reviewed this Warrant, the Purchase Agreement and all exhibits thereto, and the Company's draft Business Plan and all exhibits thereto; that, to its knowledge and without special inquiry of any sort, it, its attorney and its accountant have had access to, and an opportunity to review all documents and other materials requested of, the Company; it and they have been given an opportunity to ask any and all questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain all information it or they believe necessary or appropriate to verify the accuracy of the Business Plan and to evaluate the suitability of an investment in the Securities.

                (j) The undersigned agrees that, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company in connection with the Company's initial public offering to the public of shares of its Common Stock pursuant to a firm commitment registered underwriting in which aggregate gross proceeds received by the Company exceed $10,000,000, not to sell or otherwise transfer or dispose of any of the Securities (or other securities) of the Company held by the undersigned during a period of time determined by the Company and its underwriters (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act relating to such initial public offering, provided that all officers and directors of the Company who then hold Common Stock (or other securities) of the Company and all other shareholders of the Company enter into similar agreements, and provided further that, in no event, shall the undersigned be prohibited from transferring or selling Common Stock or other securities of the Company to an affiliate of the undersigned. Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Securities (or other securities) subject to the foregoing restriction until the end of said period. The Company agrees that any release of shares subject to the foregoing lock-up agreement shall


EXHIBIT C-2
be made on a pro rata basis among all shareholders based upon their percentage ownership of the outstanding shares of Common Stock of the Company.



Signature of Purchaser:



By: ___________________________________


Title: ________________________________



EXHIBIT C-3